UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     September 19, 2007

EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338

(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851

(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)

On September 19, 2007, EMCOR Group, Inc. (the “Company”) entered into a Term Loan Agreement (the “Loan Agreement”) dated as of September 19, 2007 with Bank of Montreal, as Administrative Agent, and the several financial institutions listed on the signature pages thereof (collectively, the “Term Loan Lenders”).

The Loan Agreement provides for a term loan to the Company of $300,000,000. If the Company so desires it may identify one or more additional lenders (which may include existing Term Loan Lenders) willing to participate, or increase their participation, in the Loan Agreement, and thereby increase the Company’s borrowings under the Loan Agreement by up to an additional $150,000,000, provided that Bank of Montreal, as Administrative Agent, consents thereto, such consent not to be unreasonably withheld. The $300,000,000 loan proceeds were used to pay a portion of the consideration for the acquisition of FR X Ohmstede Acquisition Co., a Delaware corporation (“Ohmstede”), and costs and expenses incident thereto.

The Loan Agreement contains financial covenants, representations and warranties and events of default. The Company is to make principal payments on the term loan under the Loan Agreement in installments on the last day of March, June, September and December of each year, commencing with the calendar quarter ending March 31, 2008 in the amount of $750,000, together with interest on the then outstanding principal amount. A final payment comprised of all principal and interest not sooner paid is due on October 17, 2010. The Loan Agreement is secured by substantially all of the assets of the Company, substantially all of the assets of substantially all of its U.S. subsidiaries pursuant to the terms of a Second Amended and Restated Security Agreement dated as of September 19, 2007 (the “Security Agreement”) among the Company, substantially all of its U.S. subsidiaries, and Harris N.A. (“Harris”), as Agent, and the terms of a Second Amended and Restated Pledge Agreement dated as of September 19, 2007 (the “Pledge Agreement”) among the Company, substantially all of its U.S. subsidiaries and Harris, as Agent. The Company’s obligations under the Loan Agreement are guaranteed by substantially all of its U.S. subsidiaries pursuant to the terms of a Guaranty Agreement dated as of September 19, 2007 (the “Guaranty”).

The collateral securing the term loan also secures the obligations of the Company and its subsidiaries under an Amended and Restated Credit Agreement effective October 17, 2005 with Harris N.A., as Agent, and certain other lender parties (the “Revolving Credit Lenders”) thereto (the “Credit Agreement”) providing for a revolving credit facility under which the Company, Comstock Canada, Ltd., a wholly-owned subsidiary of the Company, and EMCOR Group (UK) plc., a wholly-owned subsidiary of the Company, may borrow up to an aggregate of $375,000,000.

Harris as Agent under the Security Agreement and Pledge Agreement holds the liens and security interests granted pursuant to the Security Agreement and Pledge Agreement for the benefit of the Term Loan Lenders and the Revolving Credit Lenders.

The Loan Agreement, Security Agreement, Pledge Agreement and Guaranty are attached hereto as Exhibits 4.1(a), 4.1(b), 4.1(c), and 4.1(d), respectively.

The foregoing descriptions of the Loan Agreement, Security Agreement, Pledge Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, Security Agreement, Pledge Agreement and Guaranty, respectively, attached hereto as Exhibits 4.1(a), 4.1(b), 4.1(c), and 4.1(d), respectively.

(b)

Effective September 19, 2007, the Company, its wholly-owned subsidiaries Comstock Canada Ltd. and EMCOR Group (UK) plc., and the other parties to the Credit Agreement entered into a First Amendment to the Credit Agreement (the “Amendment”). Pursuant to the terms of the Amendment, the Credit Agreement was amended in several respects which, among others, permitted the Company to enter into and borrow under the Term Loan Agreement and acquire Ohmstede.

The Amendment is attached hereto as Exhibit 4.1(e).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.1(e).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the term loan under the Loan Agreement described therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits.

Exhibit Number	Description of Exhibits

4.1(a)	Term Loan Agreement dated as of September 19, 2007 among the Company, Bank of Montreal, as Administrative Agent, and the several financial institutions listed on the signature pages thereof.

4.1(b)	Second Amended and Restated Security Agreement dated as of September 19, 2007 among the Company, certain of its U.S. subsidiaries, and Harris N.A., as Agent.

4.1(c)	Second Amended and Restated Pledge Agreement dated as of September 19, 2007 among the Company, certain of its

U.S. subsidiaries, and Harris N.A., as Agent.

4.1(d)	Guaranty Agreement by certain of the Company’s U.S. subsidiaries in favor of Harris N.A., as Agent.

4.1(e)	First Amendment dated as of September 19, 2007 to Amended and Restated Credit Agreement effective October 14, 2005 among the Company, Harris N.A., as Agent, and certain other lenders party thereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: September 24, 2007	By:	/s/ Mark A. Pompa

		Name:	Mark A. Pompa
		Title:	Executive Vice President
And Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1(a)	Term Loan Agreement dated as of September 19, 2007 among the Company, Bank of Montreal, as Administrative Agent, and the several financial institutions listed on the signature pages thereof.

4.1(b)	Second Amended and Restated Security Agreement dated as of September 19, 2007 among the Company, certain of its U.S. subsidiaries, and Harris N.A., as Agent.

4.1(c)	Second Amended and Restated Pledge Agreement dated as of September 19, 2007 among the Company, certain of its U.S. subsidiaries, and Harris N.A., as Agent.

4.1(d)	Guaranty Agreement by certain of the Company’s U.S. subsidiaries in favor of Harris N.A., as Agent.

4.1(e)	First Amendment dated as of September 19, 2007 to Amended and Restated Credit Agreement effective October 14, 2005 among the Company, Harris N.A., as Agent, and certain other lenders party thereto.